LIANBIO May 12, 2022 1

2 Disclaimer The information herein contains statements about future expectations, plans and prospects for LianBio. All statements, other than statements of historical fact, included herein are forward-looking statements. Forward-looking statements are not statements of historical fact nor are they guarantees or assurances of future performance. Forward-looking statements are based on LianBio’s expectations and assumptions and are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to materially and adversely differ from those set forth in or implied by such forward-looking statements, including those risks and uncertainties that are described under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2021, as well as discussions of potential risks, uncertainties and other important factors in our subsequent filings with the Securities and Exchange Commission. LianBio undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing LianBio’s views as of any date subsequent to the date hereof. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third party sources and LianBio's own internal estimates and research. While LianBio believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third party sources. In addition, the third party information included in this presentation may involve a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while LianBio believes its own internal research is reliable, such research has not been verified by any independent source.

Investment Highlights We are a global biopharmaceutical company dedicated to developing and commercializing paradigm-shifting medicines for patients with unmet medical needs in Greater China and other Asian markets Bringing a pipeline of innovative therapies into the rapidly growing Greater China market Established pharmaceutical in-licensing and development platform well positioned to capitalize on positive market trends and momentum Multiple near-term catalysts across a diverse late, mid and early-stage pipeline Five clinically validated therapeutic candidates, nine in-licensed assets Experienced cross-border team with BD, alliance management, clinical development, regulatory and commercial expertise and track record Strong financial position with cash runway through mid 2024; cash balance of $389.1 million as of March 31, 2022, which includes cash, cash equivalents, marketable securities and restricted cash Key validating and differentiating partnerships with Pfizer and BridgeBio 3

• Aging population > 1.4Bn, with a high disease burden compared to developed countries1 • “Healthy China 2030” sets clear healthcare industry KPIs from the government2 • Improve key TA mortality rates, including CV and oncology • Despite increased R&D activity, still few China-originated first-in-class and best-in- class drugs approved Comprehensive policies enacted to foster innovation • China’s five-year plan includes innovation priorities in TAs such as oncology and CV3 • Accelerated review and approval timelines of patented pharmaceuticals4 China is the Second Largest Pharmaceutical Market Today, with Innovation Agenda Propelling Strong Growth 4 Substantial unmet medical needs persist in China 1. GBD Global Healthdata Exchange 2019; 2. “Healthy China 2030” released by China State Council in July 2019; 3. “14th Five-Year Plan (2021-2025) and the Long-Range Objectives Through the Year 2035; 4. GBI; review time calculated as time interval between NDA submission date and approval date 5. MoHRSS; NRCMS; CIRC website; China Insurance Yearbook; Xrate 6.53 RMB/USD; 7. “Comprehensive Reform of Public Hospitals Notification of Subsidy Fund Budget” released by Ministry of Finance in Nov 2020 Expanding coverage and broadening access for innovative drugs • Growth in basic medical insurance and commercial health insurance5 • NRDL now updated annually Healthcare infrastructure upgrades • Upgrades to private and public hospitals and community health centers6 • Increasing number of healthcare professionals Fostering innovation: continued momentum in policy and industry evolution Biotech ecosystem growth • Improving capital markets and fund flows into Chinese biotech • Increase in number of CROs, bioparks, biotechs, clinical trial centers

5 China Biotech Sector at Potential Inflection Point for Significant Growth… Potential U.S./EU Biotech In-licensing Opportunities for China¹ 1. CapitalIQ. assumes only one opportunity per company based on 10,794 total US/EU biotech companies as of July 2021. 2.Based on 857 cross-border deals from 2015-2020 per ChinaBio. 3. US-listed Chinese biotech companies include: Adagene, BeiGene, BeyondSpring, Burning Rock, Connect Biopharma, Genetron, Gracell Biotech, Hutchinson China Medical, I-Mab, Legend Biotech, and Zai Lab. Assumes pre-money IPO valuation for Adagene ($738), Burning Rock ($1,460), Connect Biopharma ($758), Gracell Biotech ($1,037), Genetron ($1,158), I-Mab ($695) and Legend Biotech ($5,293) in 01-Jan-2019. Available ~92% In-licensed² ~8% Early Innings: • < 10% of western innovative biotech medicines tapped for China, and majority of in-licensed programs are concentrated in oncology • Western biotechs seeking strategic access to China as part of global enrollment acceleration and commercial opportunity

…LianBio Positioned to Potentially Lead Next Generation of Chinese Biotechs: Speed, Scale and Sustainable Growth 6 Commercial Model Provides Optionality • Integrated commercial infrastructure built around core therapeutic areas, products and market segments • Optionality to leverage commercial partnerships for broad access to select assets • Commercialization strategies beyond hospital channels provide broadened opportunities Cross-Border Execution Platform • Management team with deep experience and proven track records across global and Chinese biopharma companies • Robust asset and alliance management with bilingual U.S.-based team dedicated to alliance management • Maximizing asset value locally and globally through bespoke development strategies • Ability to facilitate potentially faster market entry through bridging studies and accelerated pathways • Unique in-market indications and combination strategies for global-first expansion studies Differentiated Access to Innovation • Relationship with our founder provides expanded BD opportunities, with unparalleled sourcing, access and clinical/scientific due diligence capabilities • BD approach informed by • Deep scientific expertise • Region-specific development insights • Regulatory and commercial insights

Therapeutic Area Program Indication Phase 1 Phase 2 Phase 3/ Pivotal Approved Next step in China Partner Cardiovascular Mavacamten2 Obstructive Hypertrophic Cardiomyopathy (oHCM) China Phase 3 trial initiated January 2022 Non-obstructive Hypertrophic Cardiomyopathy (nHCM) Conduct registration enabling trial Heart Failure with Preserved Ejection Fraction (HFpEF) Conduct registration enabling trial Ophthalmology TP-03 Demodex Blepharitis Conduct China standalone Phase 3 trial Oncology NBTXR33 Head and Neck Squamous Cell Carcinoma (HNSCC)2 Join NANORAY-312 global Phase 3 Solid Tumor IO Combinations Join future global Phase 3 trial Infigratinib4 Second-line Cholangiocarcinoma w/ FGFR2 Fusions Approved in Bo’ao region through early access program First-line Cholangiocarcinoma w/ FGFR2 Fusions Join ongoing PROOF-301 global Phase 3 trial Gastric Cancer w/ FGFR2 Fusions and other FGFR-Driven Tumors5 Complete China Phase 2a proof of concept trial BBP-398 Advanced Solid Tumors Conduct China Phase 1 monotherapy trial Non-Small Cell Lung Cancer (NSCLC) Conduct China Phase 1 Osimertinib combo trial Inflammatory Disease Omilancor Ulcerative Colitis Join potential future global Phase 3 trial NX-13 Ulcerative Colitis Join potential future global Phase 3 trial LYR-210 Chronic Rhinosinusitis (CRS) Join ENLIGHTEN global Phase 3 trial Respiratory Sisunatovir Respiratory Syncytial Virus (RSV) Join potential future global Phase 3 trial Pipeline of Innovative Medicines – 5 Clinically Validated Therapeutic Candidates 1. The commercialization of each of our product candidates will require regulatory approval in the respective jurisdiction in which we intend to market such product candidate; however, obtaining and maintaining regulatory approval in one jurisdiction does not guarantee we will be successful in obtaining or maintaining regulatory approval of the product candidate in other jurisdictions that are material to the success of LianBio. 2. Mavacamten has received FDA approval in the US, which is not a part of our licensed territory, for the treatment of NYHA class II-III obstructive HCM 3. NBTXR3 has received European market approval (CE mark) in the EU, which is not a part of our licensed territory, for the treatment of locally advanced soft tissue sarcoma. At present, we are not pursuing NBTXR3 in relation to this STS indication. 4. Infigratinib has received FDA approval in the US, which is not a part of our licensed territory, for the treatment of previously treated, unresectable locally advanced or metastatic cholangiocarcinoma with FGFR2 fusion or other rearrangement. 5. Ongoing Phase 2a gastric cancer and other FGFR-driven tumor standalone clinical trial in China. Separate investigator sponsored Phase 2 clinical trial of infigratinib in FGFR-driven tumors is ongoing in the United States. Clinically ValidatedGlobal Development Status1 7

8 Three Key Pillars for Patient Reach and Sustainable Growth Mavacamten TP-03 Infigratinib BBP-398 Sisunatovir * All clinically validated* CardiovascularOncology Inflammatory Diseases RespiratoryOphthalmology LYR-210 Establish Commercial Footprint with Lead Assets #1 Leverage Infrastructure#2 Expand Pipeline via Additional BD#3 ⚫ Deepen existing TA franchises ⚫ Strategic multi-asset partnerships ⚫ Combination opportunitiesNBTXR3 Omilancor NX-13

Current Portfolio Could Bring Innovative Medicines to ~16M Patients in China Diversified pipeline assets address large patient populations across therapeutic areas, including those that have been historically underserved Note: Figures represent 2020 estimates for indications potentially addressable by mavacamten, NBTXR3, BBP-398, infigratinib, omilancor, NX-13, LYR-210, and sisunatovir *TP-03 depiction based on <10% current diagnosis rate assumption 9 OncologyCardiovascular Inflammatory DiseaseOphthalmology Cardiovascular Oncology Ophthalmology* Inflammatory Disease Respiratory Total ~15.6M Respiratory

10 LianBio has Rapidly Established a Platform to Serve as a Partner of Choice and Gateway to China 9 assets in-licensed, 3 clinical trials initiated, 7 INDs approved In-licensing agreement with Nanobiotix In-licensing agreement with Landos Biopharma In-licensing agreement with Tarsus Pharmaceuticals In-licensing agreement with ReViral Therapeutics In-licensing agreement with QED Therapeutics Global strategic partnership with BridgeBio Initial investment from Perceptive Advisors Announced Mavacamten and BBP-398 partnerships 20202019 2021 In-licensing agreement with Lyra Therapeutics Collaboration Agreement Financial/Corporate Milestone Scientific / Regulatory Milestone Initiated infigratinib P2a GC trial in China Initiated and completed dosing in PK study of mavacamten in Chinese healthy volunteers Completed $325m Nasdaq IPO 2022 First patient dosed in mavacamten P3 EXPLORER-CN oHCM trial in China Mavacamten granted Breakthrough Therapy Designation for oHCM in China Infigratinib approved for 2L CCA in Bo’ao region Closed $310m Series A financing Entered into strategic collaboration with Pfizer Formed Scientific Advisory Board Completed PK study of mavacamten in Chinese healthy volunteers

Experienced Cross-Border Management Team Supported by a Highly Regarded Board of Directors Debra Yu, M.D. President & Chief Strategy Officer Labrador Advisors 11 Yizhe Wang, Ph.D. Chief Executive Officer; Board Member Yizhe Wang, Ph.D. Chief Executive Officer, LianBio Yi Larson Chief Financial Officer Pascal Qian China General Manager Nathan Chen VP, Regulatory Affairs, Pharmacovigilance and Project Management Levvy Lv, D. Eng VP, Clinical Operations & Translational Development Konstantin Poukalov Managing Director – Strategy, Perceptive Advisors; Executive Chairman, LianBio Adam Stone Chief Investment Officer, Perceptive Advisors Tassos Gianakakos Former Chief Executive Officer, MyoKardia Neil Kumar, Ph.D. Chief Executive Officer, BridgeBio Board of Directors Management Team Brianne Jahn Chief Business Officer Michael Humphries Chief Scientific Advisor Susan Silbermann Former Global President, Emerging Markets, Pfizer Wei Wei Chen Former Vice President, Chief Financial Officer, Starbucks China

Significant Commercial Leadership Experience Across Diverse and Relevant Therapeutic Areas, Including Global and China Launch Execution Select commercialization experience Cardiometabolic Oncology RespiratoryOphthalmology & Other 12 Inflammatory Disease

Pipeline 13

14 Mavacamten for the Treatment of HCM and HFpEF • Mavacamten is a myosin inhibitor that targets excessive contractility and impaired relaxation, myocardial energetics and compliance • In development for the treatment of obstructive hypertrophic cardiomyopathy (oHCM), non-obstructive hypertrophic cardiomyopathy (nHCM) and heart failure with preserved ejection fraction (HFpEF) Hypertrophic Cardiomyopathy • 1.1M - 2.8M HCM patients in China (67% oHCM / 33% nHCM) • 3.7M HFpEF patients, 10-20% of whom may potentially be addressed by mavacamten China Opportunity • Obstructive HCM (oHCM): Characterized by dynamic LV outflow tract obstruction, in which the enlarged and diseased muscle blocks the flow of blood from the left ventricle to the rest of the body. • Non-Obstructive HCM (nHCM): No significant LV outflow tract obstruction (<30 mm Hg) at rest or with provocation. Driven by diastolic impairment due to the enlarged and stiffened heart muscle.

15 Clinical Activity Demonstrated in oHCM and nHCM oHCM: • Phase 3 EXPLORER-HCM trial demonstrated patients on treatment experienced statistically significant and clinically meaningful improvements • Primary endpoint: Improvement of symptoms and functional capacity (improvement in NYHA class and peak VO2) • Well-tolerated; safety results were comparable to placebo; only 2% drop out rate nHCM: • Phase 2 MAVERICK-HCM trial demonstrated physiologic benefit with dose dependent reduction in serum levels of NT proBNP, with potentially greater benefit in more severe disease Clinical Data Summary EXPLORER-HCM Source: Olivotto et al, Lancet 2020; Ho et al, J Am Coll Cardiol. 2020 Change from Baseline to Week 30 Mavacamten (n=123) Placebo (n=128) P-value Primary Endpoint Composite functional, n (%) EITHER ≥1.5 ml/kg/min increase in pVO2 with ≥1 NYHA class improvement OR ≥3.0 ml/kg/min increase in pVO2 with no worsening of NYHA class 45 (37%) 22 (17%) 0.0005 Secondary Endpoints Post-exercise LVOT peak gradient, mmHg, mean (SD) -47 (40) -10 (30) <0.0001 Peak VO2, mL/kg/min, mean (SD) 1.4 (3.1) -0.1 (3.0) 0.0006 NYHA improved ≥ 1 class, n (%) 80 (65%) 40 (31%) <0.0001 KCCQ-CSS, mean (SD) 13.6 (14.4) 4.2 (13.7) <0.0001 HCMSQ-SoB score, mean (SD) -2.8 (2.7) -0.9 (2.4) <0.0001

16 Mavacamten Registration Pathway • oHCM: BMS received approval in the U.S. for the treatment of symptomatic NYHA Class II-III oHCM to improve functional capacity and symptoms • BMS presented additional supportive data April 2022: • Phase 3 VALOR-HCM study demonstrated mavacamten significantly reduced the need for septal reduction therapy (SRT) in patients with severely symptomatic oHCM who had been appropriate for SRT • Phase 3 EXPLORER-LTE study demonstrated sustained improvements in clinically meaningful CV outcomes at weeks 48 and 84 • nHCM: MyoKardia completed Phase 2 double-blind, placebo-controlled MAVERICK trial in symptomatic nHCM patients; BMS to initiate Phase 3 nHCM trial in 2022 • HFpEF: BMS initiated a Phase 2 trial of mavacamten in HFpEF in Feb 2021 Global Stage of Development China Development Plan oHCM: P3 EXPLORER-CN China standalone trial ongoing; PK trial complete • EXPLORER-CN design mimics EXPLORER-HCM, with some changes to account for China-specific considerations • Primary endpoint: Valsalva LVOTg • Secondary endpoints: resting LVOTg, NYHA and KCCQ • EXPLORER-CN initiated January 2022 • PK study complete, favorable tolerability & PK profile demonstrated • Breakthrough Therapy Designation granted in China February 2022 72.4 73.9 62.7 100 80 60 40 20 0 0 4 22 26 30 m m H g 6 12 18 Weeks Mavacamten Placebo Mavacamten 123 117 118 118 116 118 120 117 Placebo 128 119 119 125 122 125 124 124 Number of patients at visit 24.8 Mean (95% CI) Valsalva LVOT gradient EX P LO R ER -H C M

17 NBTXR3 for the Treatment of Solid Tumors NBTXR3 is a radioenhancer designed to enhance the efficacy of radiotherapy without resulting in additional side effects on surrounding healthy tissue • 1.3M patients receive radiation therapy annually as part of their cancer treatment1 • Up to 925K patients across potential target indications • Locally advanced head and neck cancer: ~25K • Non-IO potential solid tumor indications: ~150K • IO combination potential solid tumor indications: ~750K China Opportunity Illustrative example of NBTXR3 activity *Dose enhancement determined by Monte Carlo simulation (CEA Saclay, France). In vitro data. Nanobiotix data. 1. Based on 2018 data

18 Broadly Applicable MOA: Clinical Proof of Concept Demonstrated Across Multiple Tumors and IO Combination • NBTXR3 + RT in soft tissue sarcoma • CE mark approval in EU based on Phase 3 study showing 16.1% CRR w/ NBTXR3 +RT vs. 7.9% CRR w/ RT alone • P1 Expansion Study 102: NBTXR3 + RT in locally advanced head and neck cancer (n=41 evaluable patients) • 85.4% ORR • 63.4% CRR • P1 Study 1100: NBTXR3 + anti-PD-1+ RT in patients with HNSCC, lung metastases and liver metastases (n=16 evaluable patients) • PD-1 naïve ORR: 80% target lesion • PD-1 prior non-responder ORR: 45% target lesion • Target lesion disease control rate: 94% Nanobiotix Key Clinical Data China Development Strategy • LB plans to enroll patients in China as part of five potential future global Phase 3 trials, beginning with Nanobiotix’s ongoing Phase 3 NANORAY-312 clinical trial of NBTXR3 in locally advanced HNSCC • Additional trials to include IO combination approaches Study 1100: Best Observed Target Lesion Response (Evaluable Population n=16) Best observed target lesion response as per investigator assessment based on RECIST 1.1 • mOS 18.1 months • mPFS 10.6 months

19 TP-03 for the Treatment of Demodex Blepharitis (DB) and Meibomian Gland Disease (MGD) TP-03 (lotilaner ophthalmic solution) is a GABA-Cl channel blocker in development for the treatment of Demodex blepharitis (DB), meibomian gland disease (MGD) • 43M DB patients • 73M Demodex-driven MGD patients • ~50% of Demodex-driven MGD patients also have DB China Opportunity • Blepharitis is characterized by eye inflammation, burning, and tearing, and may be accompanied by a specific type of debris called “collarettes” • A significant proportion of blepharitis cases are caused by eyelash follicle infestation by the Demodex parasite Meibomian Gland Disease (MGD) • Common eye condition where the glands do not secrete enough oil or when the oil they secrete is of poor quality • If left untreated, MGD can cause or exacerbate dry eye symptoms and eyelid inflammation • Symptoms include dryness, burning, itching, stickiness/ crustiness, watering, light sensitivity, red eyes, foreign body sensation Demodex Blepharitis (DB) Target Indications

All Pre-Specified Primary and Secondary Endpoints were Met in Tarsus’s Saturn-1 and Saturn-2 Pivotal Trials 20 Tarsus completed two successful pivotal trials with consistency across endpoints Source: Tarsus Pharmaceuticals Development and Regulatory Status U.S. • Tarsus has announced plans to submit NDA for TP-03 in DB to U.S. FDA in 2H 2022 • Phase 2a MGD trial to be initiated 1H 2022 Approximately 90% of patients experienced a clinically meaningful benefit with respect to collarettes, collarette grade improvement and mites per lash China • Conduct DB PK trial (N=12) • Conduct DB P3 China standalone trial (N=150, 1:1 randomization) • Co-primary endpoints: collarette cure (0-2 collarettes per eyelid) at day 43, mite eradication at day 43 • Secondary endpoints: composite cure of collarette and erythema (0-2 collarettes per eyelid and grade 0 erythema) at day 43 • Trials expected to be initiated 2H 2022

21 Infigratinib for the Treatment of FGFR-Driven Cancers Infigratinib is an orally administered, ATP-competitive, FGFR1-3 tyrosine kinase inhibitor in development for the treatment of patients with FGFR-driven cancers • QED received FDA approval of infigratinib for the treatment of patients with previously-treated, unresectable locally advanced or metastatic cholangiocarcinoma (CCA) harboring an FGFR2 fusion or rearrangement in May 2021 • Approval based on meaningful clinical activity demonstrated in Phase 2 trial in chemotherapy-refractory CCA patients with FGFR2 fusions • BICR cORR of 23.1% (95% CI 15.6 – 32.2) in 2nd and later line patients • BICR cORR of 34.0% in true 2nd line patients • DOR of 5.0 mos (95% CI 3.7–9.3) • Infigratinib administered as third-and later-line treatment resulted in meaningful PFS and ORR benefit in patients with CCA and FGFR2 fusions ~7 mos • Current SoC (chemo) = ~3 mos PFS in 2L CCA QED’s Development and Regulatory Status in the U.S. • U.S. FDA approval in 2nd line CCA received May 2021 • Ongoing global Phase 3 PROOF-301 trial in 1st line CCA Phase 2 trial of infigratinib in chemotherapy-refractory CCA patients with FGFR2 fusions (n=108) BICR- assessed objective response rate (ORR), % (95% CI) 23.1 (15.6–32.2) ≤1 previous line of therapy (n=50) 34.0 ≥2 previous lines of therapy (n=58) 7.4 BICR-assessed best overall response Complete Response, n (%) 1 (1.1) Partial Response, n (%) 24 (22) Stable Disease, n (%) 66 (61) Unconfirmed Complete or Partial Response 12 (11) Progressive Disease, n (%) 11 (10) Unknown, n (%) 6 (6) BICR-assessed confirmed or unconfirmed response, % (95% CI) 34.3 (25.4 – 44.0) BICR-assessed disease control rate, % (95% CI) 84.3 (76.0 – 90.6) BICR-assessed median duration of response (IQR), months (95% CI) 5.0 (3.7 – 9.3) BICR-assessed median PFS, months (95% CI) 7.3 (5.6 – 7.6) Median OS, months (95% CI) 12.2 (10.7 –14.9) BICR=blinded independent central review • Ongoing global Phase 3 trial in urothelial carcinoma • In Jan 2020 received Fast Track Designation for 1st line CCA

22 Infigratinib Registration Pathway and China Opportunity • LB will enroll patients in China as part of QED’s ongoing global Phase 3 PROOF trial in first-line CCA • LB initiated a Phase 2a proof of concept trial in China for FGFR2-amplified gastric cancer and other solid tumors with FGFR alterations China Opportunity • Estimated 72,000 patients diagnosed with CCA annually in China vs. 11,000 diagnosed in U.S. • Estimated 480,000 patients diagnosed with GC annually in China vs. 26,350 diagnosed in U.S. China Development Strategy and Regulatory Pathway

Sisunatovir (fusion inhibitor) for the treatment of respiratory syncytial virus (RSV) • No SAEs observed across ~200 patients treated to date; no cardiac toxicity observed to date, a key issue leading to failure of prior fusion inhibitors • Potential applicability in high-risk patient segments including pediatric, elderly patients Additional Pipeline Programs 23 BBP-398 (SHP2 inhibitor) for the treatment of MAPK pathway-driven solid tumors • Differentiated profile with a shorter-half life, attractive PK/PD and clean tox • SHP2 inhibitors have broad potential applications across a variety of tumors and are being developed as combination therapy LYR-210 (implantable drug matrix) for the treatment of chronic rhinosinusitis (CRS) with 3.4M medically refractory patients in China • Implantable drug matrix designed to consistently and locally elute mometasone furoate (steroid) to inflamed mucosal sinus tissue for up to six months with a single administration for surgically naïve patients • Clinically validated with Ph2 statistically significant symptom improvement vs. control at 16, 20 and 24 weeks Omilancor (LANCL2 agonist) for the treatment of IBD • Oral, gut-restrictive mechanism (lack of systemic exposure) designed for a safe and convenient route of administration for treatment of moderate to severe IBD • Rapidly growing IBD incident population in China NX-13 (NLRX1 agonist) for the treatment of IBD • In Ph1a safety study, NX-13 was shown to be well tolerated

Major Validating Milestones Highlight Strength of LianBio Business Development Engine Partner LianBio Partnership Date Asset Milestone Post-Partnership Mavacamten Infigratinib TP-03 Oct 2019 Mar 2021 Aug 2020 ✓ May 2021: QED received FDA approval of infigratinib for patients with previously treated cholangiocarcinoma ✓ Jun 2021: Positive pivotal results in Tarsus’s SATURN-1 trial (P2b/3 DB) – all primary and secondary endpoints met ✓ Oct 2020: MyoKardia acquired by BMS for $13.1B 24 Sisunatovir Mar 2021 ✓ Apr 2022: Reviral enters agreement to be acquired by Pfizer for up to $525M ✓ Apr 2022: BMS received U.S. FDA approval of mavacamten for patients with symptomatic oHCM ✓ May 2022: Positive pivotal results in Tarsus’s SATURN-2 trial (P3 DB) – all primary and secondary endpoints met ✓ Mar 2021 & 2022: Helsinn Group and QED enter into and expand infigratinib strategic collaboration

Strategic Partnerships Provide Optionality with Differentiated Access to Commercial Infrastructure and Pipeline Opportunities A differentiated strategic collaboration that provides sourcing, development and commercial optionality • Provides LianBio and partners optionality to access Pfizer’s established commercial infrastructure with a highly compliant, secure commercial engine • At LianBio’s election and Pfizer’s ROFN, we can jointly develop and commercialize certain LianBio products • Companies are also working together to source, select and develop/register leading products for China • Pfizer will contribute up to $70M of non-dilutive capital for in-licensing and co-development activities 25 Preferential access to an innovative pipeline of more than 20 product development candidates • BridgeBio is developing transformative medicines to treat patients who suffer from genetic diseases and cancers with clear genetic drivers. BridgeBio is advancing a broad, innovative pipeline across rare disease, oncology, dermatology, and other indications • LianBio already holds China rights to two of BridgeBio’s oncology assets, infigratinib and BBP-398

Targeting 3 Additional Registrational Trial Initiations and Multiple Catalysts by End of 2022 Therapeutic Area Program Milestone / Catalyst Anticipated Timing Cardiovascular Mavacamten ▪ Initiate Phase 3 EXPLORER-CN clinical trial in patients with oHCM Jan 2022 ▪Mavacamten granted BTD for oHCM in China Feb 2022 ▪ U.S. FDA approval for the treatment of symptomatic oHCM (BMS) April 2022 ▪ Completion of PK trial in China, demonstrating favorable safety, tolerability and PK profile May 2022 ▪ Complete enrollment in Phase 3 EXPLORER-CN clinical trial in patients with oHCM H2 2022 Ophthalmology TP-03 ▪ Saturn-2 pivotal trial readout (Tarsus) Apr 2022 ▪ Initiate Phase 3 clinical trial in patients with Demodex blepharitis in China H2 2022 Oncology NBTXR3 ▪ Global trial initiation of Phase 3 NANORAY-312 clinical trial in head and neck cancer (Nanobiotix) Jan 2022 ▪ Initiate China portion of Phase 3 NANORAY-312 clinical trial in patients with head and neck cancer H2 2022 Infigratinib ▪ Initiate China portion of Phase 3 PROOF-301 clinical trial in patients with first line cholangiocarcinoma H2 2022 26 Partner milestones

Investment Highlights We are a global biopharmaceutical company dedicated to developing and commercializing paradigm-shifting medicines for patients with unmet medical needs in Greater China and other Asian markets Bringing a pipeline of innovative therapies into the rapidly growing Greater China market Established pharmaceutical in-licensing and development platform well positioned to capitalize on positive market trends and momentum Multiple near-term catalysts across a diverse late, mid and early-stage pipeline Five clinically validated therapeutic candidates, nine in-licensed assets Experienced cross-border team with BD, alliance management, clinical development, regulatory and commercial expertise and track record Strong financial position with cash runway through mid 2024; cash balance of $389.1 million as of March 31, 2022, which includes cash, cash equivalents, marketable securities and restricted cash Key validating and differentiating partnerships with Pfizer and BridgeBio 27